Business Combinations and Divestments	12 Months Ended
Dec. 31, 2025
Business Combinations and Divestments
Business Combinations and Divestments

(3)Business Combinations and Divestments

2025

a)	Immunotek Plasma Centers - Group 3&4

In accordance with the agreements in force between Grifols Bio North America LLC (“GBNA”) and Immunotek GH LLC (“Immunotek”) (the “Immunotek Collaboration Agreement”), effective January 2, 2025, GBNA acquired a group of 8 plasma collection centers in the U.S. (the “Group 3 Centers”) from Immunotek for a total net amount of approximately US Dollars 79 million (Euros 75 million at the exchange rate prevailing on the transaction date).

Likewise, and despite the fact that the Collaboration Agreement with Immunotek provided that the acquisition of the Group 4 Centers (defined below) would be carried out in January 2026, in response to the strategic decision to optimize operational efficiency, Immunotek and Grifols signed an amendment to the Collaboration Agreement with Immunotek then in force, pursuant to which, effective 3 February 2025, GBNA acquired from Immunotek the last 6 plasma collection centers in the U.S. (the “Group 4 Centers”), for a purchase price of approximately US Dollars 62 million (Euros 59 million at the exchange rate prevailing on the transaction date), with payment of the price deferred until January 2, 2026 (as provided for in the original Immunotek Collaboration Agreement). As a result of the above, Grifols has recognized a short-term liability in 2025 for the deferred amount of the acquisition of the Group 4 Centers.

The deferred payment obligation was formalized by a promissory note between Biomat Holdings LLC, as issuer, and initially held by Immunotek, as holder of the note, for an aggregate amount of US Dollars 70 million (Euro 60 million) (hereinafter, the “Note”). This amount included, in addition to the purchase price, the management fees related to the centers until May 2025 and an implicit financing component representing the deferral in the purchase price, amounting in aggregate US Dollars 8 million (Euro 7 million). Subsequently, Immunotek assigned the Note to a subsidiary of a financial institution. The Note matured on 2 January 2026, on which date it was fully settled. The Group 4 Centers were encumbered as collateral of the promissory note and (following the same guarantee provided by Grifols S.A. under the Collaboration Agreement with Immunotek) the promissory note was guaranteed by Grifols, S.A.

Therefore, and following the acquisition of the Group 3 Centers and the Group 4 Centers, Grifols has gained control of the 14 centers in 2025 (previously integrated within a joint operation) and now owns and fully manages as of 1 May 2025, through its subsidiary Biomat Holdings LLC, the 28 plasma collection centers in the U.S. developed by Immunotek under the Collaboration Agreement with Immunotek. The collaboration with Immunotek has ended, and GBNA is no longer part of the joint operation, Biotek America LLC.

Grifols has applied the requirements for a business combination carried out in stages. However, considering that (i) Grifols’ effective participation in the joint operation is null and void and (ii) all of the assets and liabilities related to the joint operation are already recognized in the consolidated financial statements, the difference between the consideration paid and the fair value of the assets and liabilities, which does not differ from their carrying amount, It has been recognized as goodwill at the date of acquisition.

The aggregate detail of the cost of the business combination and goodwill as of the acquisition date is shown below:

	Millions of Euros	Millions of US Dollar
Consideration	268	281
Advance payment	(134)	(140)
Net consideration	134	141
Step-up of net assets adquired[1]	—	—
Goodwill	268	281
Adjustments from acquisition [2]	(27)	(28)
Goodwill, net of adjustments	241	253

[1]There is no revaluation of net assets since the fair value of the same does not differ from their carrying value, which was previously recognized in the consolidated financial statements in the context of a joint operation.

[2]The adjustments resulting from the acquisition relate primarily to the elimination of the net balance payable that the silos maintained with ImmunoTek. Such balances are the accumulated losses from the silos, which are allocated to ImmunoTek in accordance with the terms of the contract.

The resulting goodwill is allocated to the Biopharma segment and includes the donor database, licenses and workforce.

Finally, on 3 February 2025, Immunotek released three of the five warranties that Grifols Shared Services North America, Inc. (a wholly-owned subsidiary managed by Grifols) had granted to Immunotek in June 2023 for certain leases related to certain Immunotek plasma collection centers outside of the collaboration under the Biotek America LLC joint operation. The remaining two guarantees, totaling approximately US Dollars 20 million, remain in force and are expected to remain in effect for as long as the leases remain in effect, with their balance being reduced as the lease term in question is reduced.

If the acquisition had taken place on January 1, 2025, the Group’s revenue and net profit would not have changed, since the Group was already integrating those centers as a joint operation (see Note 10).

2024

b)	Immunotek Plasma Centers - Group 1&2

As a result of the collaboration agreement signed with ImmunoTek GH, LLC, Grifols acquired 7 silos on April 1, 2024 and 7 silos on July 1, 2024, one silo for each plasma center for an amount of US Dollars 135 million and US Dollars 131 million, respectively (Euros 121 million and Euros 125 million, respectively, at the exchange rate on the transaction date). These transactions enabled Grifols to gain control of the 14 centers as of their acquisition date in 2024, which had previously been considered within a joint operation.

Therefore, Grifols has applied the requirements for a business combination carried out in stages. However, considering that (i) Grifols’ effective participation in the joint operation is null and void and (ii) all of the assets and liabilities related to the joint operation are already recognized in the consolidated financial statements, the difference between the consideration paid and the fair value of the assets and liabilities, which does not differ from their carrying amount, has been recognized as provisional goodwill at the date of acquisition.

During 2025, and within 12 months from the acquisition date, the Group completed the analysis of adjustments arising from the acquisition, which resulted in an adjustment to goodwill amounting to Euros 3 million (US Dollars 3 million).

	Millions of Euros	Millions of US Dollar
Consideration paid	246	266
Step-up of net assets [1]	—	—
Goodwill	246	266
Adjustments from the acquisition [2]	(10)	(10)
Goodwill, net of adjustments	236	256

[1]There is no step-up of net of assets since the fair value and the carrying amount do no differ significantly. Additionally, the net assets were previously recognized in the consolidated financial statements as part of the joint operation.

[2]The adjustments resulting from the acquisition correspond mainly to the elimination of the net balance payable that the silos maintained with Immunotek. The net amount represents the accumulated losses from the silos, which were allocated to Immunotek in accordance with the terms of the contract (see note 10)

The resulting goodwill has been allocated to the Biopharma segment and includes the donor database, licenses and workforce.

The operations of these centers were already consolidated since the beginning of the agreement with Immunotek (see Note 10), so there is no impact either on turnover, given that all sales transactions are eliminated in the consolidation process, or on results if both transactions had taken place on January 1, 2024.

2023

c)	Saskatoon plasma center

On 7 July, 2023, Grifols, through its 100% owned subsidiary Grifols Canada Plasma I (formerly Grifols Canada Plasma, Inc.), acquired a plasma donation center from Canadian Plasma Resources Corporation which was a business in accordance with IFRS 3. The purchase price was Canadian Dollars 12 million (Euros 8 million).

As of the acquisition date, the goodwill recognized (Note 6), resulting from the cost of the business combination and the fair value of the net assets acquired, amounted to Euros 8 million (Canadian Dollars 11 million).

The resulting goodwill was allocated to the Biopharma segment and includes the donor database, licenses and workforce. The entire goodwill is considered tax deductible.

d)	Albajuna Therapeutics, S.L.

On 9 October, 2023, Grifols, through its 100% owned subsidiary Grifols Innovation and New Technologies Limited (GIANT), reached an agreement to acquire the remaining of the 51% of the shares of Albajuna Therapeutics, S.L. (hereinafter “Albajuna”) for a total amount of 1 euro.

In 2016, Grifols made a capital investment of Euros 4 million in exchange for 30% of the shares of Albajuna Therapeutics, S.L. Since 2018, as a result of a planned investment in accordance with the Shareholders’ Agreement of January 2016, Grifols held a 49% of the shares in the company’s capital. Albajuna Therapeutics, S.L. is a Spanish research company founded in 2016 whose main activity is the development and manufacture of therapeutic antibodies against HIV.

As of the acquisition date, the goodwill recognized (Note 6) amounted to Euros 2 million. This amount resulted from the difference between the consideration transferred and the value of the net assets acquired, whose total amount is Euros 2 million and was mainly composed of non‑current financial liabilities.

As future economic benefits cannot be estimated at the acquisition date, the total amount allocated to goodwill has been totally impaired immediately upon recognition (see note 6).